U.S. GLOBAL INVESTORS FUNDS

MegaTrends Fund

Institutional Class Shares

SUPPLEMENT DATED OCTOBER 1, 2013

TO THE PROSPECTUS DATED AUGUST 12, 2013

On September 30, 2013, the fund’s Board of Trustees approved the closure of the Institutional Class shares of the fund. The Institutional Class shares of the fund will be closed to new investments effective after the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange on October 1, 2013. In addition, the Board of Trustees approved the conversion of existing shares of the Institutional Class into shares of the Investor Class.